Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          Jun 30, 1999
Current Due Period Ending                           Jul 31, 1999
Prior Distribution Date                             Jul 14, 1999
Distribution Date                                   Aug 13, 1999

Beginning Trust Principal Receivables           4,131,498,693.96
Average Principal Receivables                   4,130,593,246.88
FC&A Collections (Includes Recoveries)             63,953,339.31
Principal Collections                             126,063,460.22
Additional Balances                                54,118,984.50
Net Principal Collections                          71,944,475.72
Defaulted Amount                                   29,430,452.81
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,891,023.00

Beginning Participation Invested Amount           481,447,605.33
Beginning Participation Unpaid Principal          481,447,605.33
Balance
Ending Participation Invested Amount              469,631,695.69
Ending Participation Unpaid Principal Balance     469,631,695.69

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 481,447,605.33
Numerator for Fixed Allocation                    493,461,277.93
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)
Applicable Allocation Percentage                        11.6557%
Investor FC&A Collections                           7,454,179.15

Series Participation Interest Default Amount
Numerator for Floating Allocation                 481,447,605.33
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)
Floating Allocation Percentage                          11.6557%
Series Participation Interest Default Amount        3,430,311.38


Principal Allocation Components
Numerator for Floating Allocation                 481,447,605.33
Numerator for Fixed Allocation                    493,461,277.93
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.5000%
(c) Rate Sufficient to Cover Interest, Yield             5.6171%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          481,447,605.33
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      2,607,841.20

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          11,815,909.64
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       8,385,598.26
or e]
(b) prior to Accelerated Amort. Date or not         8,385,598.26
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      11.6557%
(d) Net Principal Collections                      71,944,475.72
(e) after Accelerated Amort Date or Early Amort    15,060,169.92
Period, [f*g]
(f) Fixed Allocation Percentage                         11.9465%
(g) Collections of Principal
                                                  126,063,460.22

(h) Minimum Principal Amount, [Min(i,l)]            5,235,745.52
(i)  Floating Allocation Percentage of             14,693,519.17
Principal Collections
(j)  1.8% of the Series Participation Interest      8,666,056.90
Invested Amount
(k) Series Participation Interest Net Default       3,430,311.38
Payment Amount
(l)  the excess of (j) over (k)                     5,235,745.52

(m) Series Participation Interest Net Default       3,430,311.38
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     7,454,179.15
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,607,841.20
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,430,311.38
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  802,412.68
Excess [Sec. 4.11(a)(vi)]                             613,613.89

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]


Series 1996-2  Owner Trust Calculations
Due Period                                             July 1999
Payment Date                                        Aug 16, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       11,815,909.64
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         100,301.58

Series Participation Interest Monthly Interest      2,607,841.20

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,190,077.54
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           253,884.23
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           335,990.00
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             254,332.10
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        119,013.85
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      6,041,468.58
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,274,511.28
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,656,566.90
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,204,490.20
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       531,715.94
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,107,156.74
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           100,301.58
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             354,241.90
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,107,156.74
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          100,301.58
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,006,855.16
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            5,317.16

Series 1996-2

Owner Trust
Calculations
Due Period Ending Jul 31, 1999

Payment Date      Aug 16, 1999



Calculation of

Interest Expense


Index (LIBOR)       5.180000%

Accrual end date, Aug 16, 1999 Jul 15, 1999          32

accrual beginning
date and days in
Interest Period
                    Class A-1    Class A-2   Class A-3     Class B
Certificate   Overcoll

         s     Amount
Beginning Unpaid  250,249,950   51,930,865  67,497,991  49,077,806
21,665,142 41,025,851
Principal Balance
Previously unpaid        0.00         0.00        0.00        0.00
     0.00
interest/yield
Spread to index         0.17%        0.32%       0.42%       0.65%
    1.00%
Rate (capped at     5.350000%    5.500000%   5.600000%   5.830000%
6.180000%
13%, 15%, 15%,
15%, 16%)
Interest/Yield      1,190,078      253,884     335,990     254,332
  119,014
Payable on the
Principal Balance
Interest on                 0            0           0           0
        0
previously unpaid
interest/yield
Interest/Yield      1,190,078      253,884     335,990     254,332
  119,014
Due
Interest/Yield      1,190,078      253,884     335,990     254,332
  119,014
Paid


Summary



Beginning

Security Balance  250,249,950   51,930,865  67,497,991  49,077,806
21,665,142 41,025,851
Beginning

Adjusted Balance  250,249,950   51,930,865  67,497,991  49,077,806
21,665,142
Principal Paid

                    6,141,770    1,274,511   1,656,567   1,204,490
  531,716  1,107,157
Ending Security

Balance           244,108,180   50,656,353  65,841,424  47,873,316
21,133,426 40,018,996
Ending Adjusted

Balance           244,108,180   50,656,353  65,841,424  47,873,316
21,133,426
Ending
   4.5000%
Certificate
Balance as %
Participation
Interest Invested
Amount
Targeted Balance

                  244,208,482   50,656,353  65,841,424  47,873,316
21,133,426
Minimum Adjusted

Balance                         18,800,000  24,500,000  17,800,000
7,900,000 14,800,000
Certificate

Minimum Balance
14,231,719
Ending OC Amount

as Holdback
           34,922,273
Amount
Ending OC Amount

as Accelerated
            5,096,723
Prin Pmts


Beginning Net            0.00         0.00        0.00        0.00
     0.00       0.00
Charge offs
Reversals                0.00         0.00        0.00        0.00
     0.00       0.00
Charge offs              0.00         0.00        0.00        0.00
     0.00       0.00
Ending Net Charge        0.00         0.00        0.00        0.00
     0.00       0.00
Offs


Interest/Yield     $1.4988382   $4.8599585  $4.9483063  $5.1515515
$3.2265317
Paid per $1000
Principal Paid     $7.7352269  $24.3972297 $24.3971561 $24.3972088
$14.4151152
per $1000




Series 1996-2  Owner Trust Calculations
Due Period                                             July 1999
Payment Date                                        Aug 16, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       11,815,909.64
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         100,301.58

Series Participation Interest Monthly Interest      2,607,841.20

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,190,077.54
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           253,884.23
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           335,990.00
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             254,332.10
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        119,013.85
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      6,041,468.58
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,274,511.28
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,656,566.90
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,204,490.20
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       531,715.94
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,107,156.74
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           100,301.58
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             354,241.90
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,107,156.74
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          100,301.58
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,006,855.16
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            5,317.16